Great-West SecureFoundation® Lifetime 2045 Fund
Class G Ticker: MXSTX
Class G1 Ticker: MXSWX
Class L Ticker: MXLNX
(the “Fund”)
Summary Prospectus
April 29, 2016
Fund shares are available only through investments in certain variable annuity contracts, individual retirement accounts (“IRAs”) and qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. If you purchase shares of the Fund, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) either as a fixed deferred annuity contract, a certificate to a group fixed deferred annuity contract issued by Great-West Life & Annuity Insurance Company (“GWL&A”), a variable annuity contract issued by GWL&A or Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”), or a rider to a variable annuity contract issued by GWL&A or GWL&A of NY. This Summary Prospectus should be read together with the prospectus or disclosure statement for the Guarantee or variable annuity prospectus, as applicable, and the prospectus or disclosure document for the Permitted Account.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks, and the Guarantee. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2015, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.
Investment Objective
The Fund seeks long-term capital appreciation and income consistent with its current asset allocation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%	0.12%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.35%	0.35%	0.35%
Administrative Services Fees	0.00%	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses[1]	0.27%	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses[2]	0.39%	0.74%	0.84%	0.99%
Fee Waiver and Expense Reimbursement[3,4,5]	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.36%	0.71%	0.81%	0.96%
[1]	The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Institutional Class shares because the class has not yet commenced operations.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.
[3]	GWCM has contractually agreed to reduce its management fee by 0.35% of the amount such Fund is allocated to a GWL&A Contract. The agreement’s current term ends on April 30, 2017. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement.
[4]	GWCM has contractually agreed to reduce its management fee in an amount at least equal to any compensation (including Rule 12b-1 fees) received from registered open-end management investment companies that are not part of the same “group of investment companies” (within the meaning of Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940) as the Fund (“Unaffiliated Fund(s)”) by GWCM, or an affiliated person of GWCM, in connection with investment by the Fund in the Unaffiliated Fund. The agreement’s current term ends on April 30, 2017. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement.

[5]	GWCM has contractually agreed to reduce its management fee by an amount equal to the difference between the administrative service fee and any compensation received from Unaffiliated Fund(s) by GWCM, or an affiliated person of GWCM, in connection with the Fund's investment in the Unaffiliated Fund and the compensation arrangement as of May 1, 2015. The agreement’s current term ends on April 30, 2017. The agreement automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that the expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Great-West SecureFoundation® Lifetime 2045 Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$37	$122	$216	$490
Class G	$73	$234	$409	$916
Class G1	$83	$265	$463	$1,034
Class L	$98	$312	$544	$1,210
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:
The Fund seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”) that is tailored for investors who retired in, or close to, 2045 (which is assumed to be at age 65). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 75-95% of its net assets in Underlying Funds that invest primarily in equity securities and 5-25% of its net assets in Underlying Funds that invest primarily in fixed income securities. Over time until 2035, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2035, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Fund will invest 50-70% of its net assets in Underlying Funds that invest primarily in equity securities and 30-50% of its net assets in Underlying Funds that invest primarily in fixed income securities.
Great-West Capital Management, LLC (“GWCM”) uses asset allocation strategies to allocate assets among asset classes and the Underlying Funds. The Fund currently invests primarily in Underlying Funds designed to track the performance of a specified securities index (“Index Funds”). Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:
Large Cap	32.57%	International	24.06%
Great-West S&P 500® Index Fund Institutional		Great-West International Index Fund Institutional
Mid Cap	13.95%	Emerging Markets	8.45%
Great-West S&P Mid Cap 400® Index Fund Institutional		Northern Emerging Markets Equity Index Fund
Small Cap	11.29%	Bond	9.63%
Great-West S&P Small Cap 600® Index Fund Institutional		Great-West Bond Index Fund Institutional
		Short-Term Bond	0.05%
		GWL&A Contract

The Fund will rebalance its holdings of the Underlying Funds on a periodic basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.
The following chart illustrates the Fund’s target asset allocation among U.S. equity, foreign equity, and fixed income asset classes as of the date of this Prospectus. The chart represents the asset allocation path (the “glide path”) that the Fund follows to become more conservative until 2035. The glide path reflects the declining percentage of equities in the Fund as it approaches 2035. The glide path provides for more exposure to equities for investors further from retirement and more exposure to fixed income securities for investors nearing retirement.
The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:
Fund-of-Funds Structure Risk
•	Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.
•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.
•	The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.
Target Date Fund Risk - Investments in target-date funds are subject to the risks of their Underlying Funds. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund is planning to retire (or otherwise begin using the invested funds). The Fund’s asset allocation is adjusted to become more conservative based on its target date. If an investor chooses to retire significantly earlier or later than the target date, a different asset allocation may be more appropriate. An investment in a target-date fund is not guaranteed at any time, including on or after the target date. Investors should periodically monitor the portfolio to ensure it is in line with their current situation.
Single Issuer Risk - The GWL&A Contract in which the Fund invests has a stable principal value and pays a fixed rate of interest to the Fund. Both the principal and a minimum rate of interest are guaranteed by GWL&A. However, if GWL&A becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in the Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.
Conflict of Interest Risk - GWCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Fund.
Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.
Derivatives Risk - Underlying Funds may invest in derivative instruments such as futures, swaps, and structured securities. Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.
Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.
Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.
Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Underlying Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Underlying Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Underlying Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.
Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.
Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.
Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Securities of small and medium size companies have lower trading volume and are less liquid than securities of large, more established companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.
Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.
An investment in the Fund or Underlying Funds is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Fund will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the

Fund’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A or GWL&A of NY may increase the Guarantee Benefit Fee; if GWL&A or GWL&A of NY determines that the Fund is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. Neither Great-West Funds nor the Fund is responsible for any payments under the Guarantee. The Guarantee does not guarantee the investment performance of the Fund.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class G shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of broad-based securities market indexes and a composite index which has investment characteristics similar to those of the Fund. The Fund compares its returns to the 2045 Composite Index. The 2045 Composite Index is derived by applying the Fund’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). See Appendix A for more information regarding the 2045 Composite Index. No Institutional Class share performance data is provided because Institutional Class shares have not commenced operations. Institutional Class share performance will appear in a future version of this Prospectus after Institutional Class shares have annual returns for one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.
Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).
Calendar Year Total Returns
	Quarter Ended	Total Return
Best Quarter	September 2010	11.79%
Worst Quarter	September 2011	-16.46%

Average Annual Total Returns for the Periods Ended December 31, 2015
	One Year	Five Years	Since Inception
Great-West SecureFoundation® Lifetime 2045 Fund Class G	-1.93%	7.14%	7.90%*
Great-West SecureFoundation® Lifetime 2045 Fund Class G1	-2.01%	7.01%	7.80%*
Great-West SecureFoundation® Lifetime 2045 Fund Class L	-1.97%	N/A	6.80%**
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.67%	12.09%	13.24%*
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	3.62%*
Composite Index (reflects no deduction for fees, expenses or taxes)	-1.28%	7.85%	9.07%*
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.67%	N/A	11.99%**
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	N/A	3.25%**
Composite Index (reflects no deduction for fees, expenses or taxes)	-1.28%	N/A	7.69%**
*	Since inception on November 13, 2009
**	Since inception on January 31, 2011
Investment Adviser
GWCM
Portfolio Managers
Name	Title	Length of Service as Portfolio Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Jack Brown, CFA	Portfolio Manager	2016
Andrew Corwin, CFA	Assistant Portfolio Manager	2014
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.